UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1.	Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Annual Report

May 31, 2017  |  NYSE Symbol MMD

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Message from the President

The 12 months ended May 31, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began shortly before the United Kingdom voted to leave the European Union (“Brexit”). Although the stock market dipped briefly after the Brexit vote, it quickly recovered and remained relatively steady until just before the U.S. presidential election. After the Republicans had gained control of the White House, the Senate and the House of Representatives, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels generally provided double-digit returns over the reporting period, with the strongest returns coming from smaller-capitalization companies. Growth stocks outperformed value stocks among large- and mid-cap companies, but value stocks outperformed growth stocks among small- and micro-cap companies.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increases among securities with shorter maturities.

As yields rise, bond prices typically tend to decline (and vice versa). As a result, U.S. Treasury securities as a whole tended to provide modest-to-negative total returns during the reporting period, with particular weakness among longer-term bonds. Most municipal sectors weathered the Federal Reserve rate hikes and provided modest—but positive—total returns during the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, also provided solid positive total returns.

International stock markets advanced strongly during the reporting period, with stocks from Europe, the Pacific region and Japan all providing solid double-digit positive returns. Emerging markets were also strong during the reporting period, despite weak commodity prices.

The report that follows provides more detailed information about the markets, securities and decisions that affected MainStay DefinedTerm Municipal Opportunities Fund during the 12 months ended May 31, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/mmd.

Total Returns	One Year	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	3.21%	7.79%

Market Price[1]	7.22	6.78

Bloomberg Barclays Municipal Bond Index[2]	1.46	3.39

Average Lipper General & Insured Municipal Debt Fund (Leveraged)[3]	0.93	5.67

Fund Statistics (as of May 31, 2017)

NYSE Symbol	MMD	Premium/Discount[4]	–0.99%

CUSIP	56064K100	Total Net Assets (millions)	$555.1

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$863.1

Market Price	$19.94	Leverage[6]	35.5%

NAV	$20.14	Percent of AMT Bonds[7]	1.56%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.	The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.
3.	The Average Lipper General & Insured Municipal Debt Fund (Leveraged) is representative of funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.
7.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of May 31, 2017† (Unaudited)

Puerto Rico	14.4%
Illinois	14.0
Michigan	11.2
California	10.2
Florida	5.0
New York	3.5
Virginia	3.3
Maryland	3.1
New Jersey	2.9
Texas	2.6
Nebraska	2.6
Kansas	2.5
Washington	2.5
Pennsylvania	2.5
U.S. Virgin Islands	2.4
Utah	2.4
Rhode Island	2.0
Ohio	1.7

Nevada	1.5%
Guam	1.4
Georgia	0.9
Oklahoma	0.6
Alabama	0.5
Iowa	0.5
New Hampshire	0.4
District of Columbia	0.4
Colorado	0.4
Missouri	0.3
Arizona	0.3
Minnesota	0.2
Indiana	0.1
South Carolina	0.1
Wisconsin	0.1
Other Assets, Less Liabilities	3.5

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of May 31, 2017# (excluding short-term investment) (Unaudited)

1.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 4.00%–5.25%, due 7/1/31–7/1/39 (a)
2.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.50%–6.00%, due 7/1/19–7/1/37 (a)
3.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 4.95%–5.50%, due 7/1/18–7/1/34 (a)
4.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds, (zero coupon), due 6/15/29 & 5.00%–5.50%, due 12/15/28–6/15/50 (a)
5.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/1/33
6.	University of California, Regents Medical Center, Revenue Bonds Series J, 5.00%, due 5/15/43
7.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016, 5.25%, due 12/1/41
8.	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C, 5.00%, due 5/15/43
9.	Chicago Board of Education, Unlimited General Obligation, 5.50%–7.00%, due 12/1/39–12/1/44 (a)
10.	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds, 5.00%, due 5/15/31

Credit Quality as of May 31, 2017‡ (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of managed assets. “Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued.)
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
‡	As a percentage of total investments.
(a)	Municipal security may feature credit enhancements, such as bond insurance.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peers during the 12 months ended May 31, 2017?

For the 12 months ended May 31, 2017, MainStay DefinedTerm Municipal Opportunities Fund returned 3.21% based on net asset value applicable to Common shares and 7.22% based on market price. At net asset value and at market price, the Fund outperformed the 1.46% return of the Bloomberg Barclays Municipal Bond Index1 and the 0.93% return of the Average Lipper2 General & Insured Municipal Debt Fund (Leveraged) for the 12 months ended May 31, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index benefited from an overweight position and strong performance in tobacco bonds, as these bonds significantly outperformed the general municipal market. The Fund’s overweight positions in California and insured Puerto Rico bonds also contributed to relative performance as an increase in demand forced credit spreads to narrow in both segments. (Contributions take weightings and total returns into account.) Detracting from relative performance was the Fund’s exposure to Virgin Island credits, which came under pressure after the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) was passed at the beginning of the reporting period. While not directly tied to PROMESA, U.S. Virgin Island bonds saw heavy selling from investors who anticipated that structural imbalances in the Virgin Islands would likely move the issuer to seek protection in the future.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

During the reporting period, the municipal bond market was influenced broadly by the surprising U.S. election win of President Trump. His campaign promised to roll back regulation, institute health care reform, reduce corporate and personal taxes, and increase infrastructure spending, which signaled a dramatic shift in government policy. This change in policy was interpreted by investors as having a strong impact on future economic growth and inflation, which resulted in a substantial rise in U.S. Treasury yields and municipal yields during the reporting period. The sell-off that ensued saw the yield curve3 steepen and credit spreads widen as investors sought the safety of short-maturing bonds and cash, which led to industrywide redemptions. These redemptions weighed on the most liquid credits as fund managers scrambled to raise cash to meet daily investor withdrawals. In 2017, however, the market seemed to settle down as the supply/demand technicals proved favorable, with increased demand from municipal bond maturities and coupon payments against a backdrop of limited new issue supply and balanced fund flows. This imbalance, along with increasing skepticism over the new president’s ability to affect change in Washington, resulted in positive returns during the final months of the reporting period.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund maintained its leverage, utilizing tender option bonds (TOBs),4 during the reporting period. While the municipal market has witnessed volatility, the yield curve continues to benefit common stock shareholders with an attractive carry on levered assets.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund employed a duration5 hedge utilizing 10-year U.S. Treasury futures. The hedge was used to manage the Fund’s overall duration in relation to the Bloomberg Barclays Municipal Bond Index. The hedge contributed positively to performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe. At the end of the reporting period, the Fund’s modified duration to worst6 was 4.50 years unlevered, or 7.0 years leveraged.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Early in the reporting period, tobacco bonds rallied based on strong demand. The Fund reduced its exposure because of the

1.	See footnote on page 5 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Tender option bonds are obligations that grant the bondholder the right to require the issuer or a third party (e.g., a tender agent) to purchase the bonds, usually at par, at certain times or under certain conditions prior to maturity. The tender option right is usually available to the investor on a periodic basis. Often, these are floating-rate securities, with the put option exercisable on the dates when the floating rate changes.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

7

negative convexity7 characteristics of the sector at the time (during the summer of 2016). After the municipal market came under significant pressure following the U.S. presidential election, the Fund was able to increase its exposure to tobacco bonds at much more attractive prices.

Which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-rating profile than the Bloomberg Barclays Municipal Bond Index, which contains only investment-grade bonds. The Fund can invest up to 25% of its net assets in below-investment-grade bonds. This strategy underperformed during the first part of the reporting period as the yield curve steepened and credit spreads for bonds rated A and BBB8 and non-investment-grade bonds widened more than spreads for bonds rated AA and AAA9 during the sell-off. This broad-based trend was seen across the entire universe of municipal sectors. This underperformance was quickly reversed in the second half of the reporting period, as the negative technicals abated. The Fund’s overweight positions in tobacco, special tax and insured Puerto Rico bonds and its underweight positions in state-backed general obligation bonds contributed positively to performance during the reporting period. The Fund’s exposure to Virgin Island bonds detracted from performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale would have been considered significant, although sector overweight positions or yield-curve positioning, in their entirety, would have an impact. Those areas of emphasis have already been covered.

How did the Fund’s sector weightings change during the reporting period?

As Fund strategy did not materially change from the prior reporting period, there were no major changes to the structure of the portfolio. The tobacco sector witnessed the most activity because of significant changes in relative value, ending the reporting period with only a 5% exposure.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2017, the Fund continued to hold an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund also held an overweight position relative to the Index in credits rated BBB. As of May 31, 2017, the Fund held approximately 14.3% of its net assets in below-investment-grade municipal credits. The Fund held underweight positions relative to the Index in securities rated AAA and A and in bonds with maturities less than 12 years.

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments May 31, 2017

	Principal Amount	Value
Municipal Bonds 150.0%†
Alabama 0.8% (0.5% of Managed Assets)
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	$4,500,000	$4,514,355

Arizona 0.4% (0.3% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	150,076
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,000,720

		2,150,796

California 15.9% (10.2% of Managed Assets)
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	5,000,000	5,655,500
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,559,225
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	58,519
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	1,134,049
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (a)	19,500,000	22,388,925
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37 (b)	5,225,000	5,318,789
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (a)	19,100,000	22,463,296

	Principal Amount	Value
California 15.9% (10.2% of Managed Assets) (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.50%, due 9/1/17	$100,000	$99,889
Insured: NATL-RE 4.80%, due 9/1/20	105,000	103,751
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	175,528
♦University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (a)	23,260,000	26,666,616
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,571,300

		88,195,387

Colorado 0.5% (0.4% of Managed Assets)
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,500,000	2,602,200
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	372,313

		2,974,513

District of Columbia 0.6% (0.4% of Managed Assets)
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41 (b)	2,400,000	3,129,408

Florida 7.8% (5.0% of Managed Assets)
Celebration Pointe Community Development District, Special Assessment Revenue Bonds 5.00%, due 5/1/32 (c)	1,400,000	1,427,398
♦County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/1/33 (a)	25,000,000	26,957,725
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (a)	12,980,000	14,722,159

		43,107,282

†	Percentages indicated are based on Fund net assets applicable to Common shares, unless otherwise noted.
♦	Among the Fund’s 10 largest holdings or issuers held, as of May 31, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments May 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia 1.4% (0.9% of Managed Assets)
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds Series B 5.50%, due 2/15/42	$6,000,000	$7,322,520
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	280,000	286,717

		7,609,237

Guam 2.2% (1.4% of Managed Assets)
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,414,475
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	3,987,727

		12,402,202

Illinois 21.8% (14.0% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Special Tax 5.75%, due 4/1/34	8,000,000	8,204,000
♦Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (a)	20,000,000	21,542,400
Series A 7.00%, due 12/1/44	2,380,000	2,353,392
Chicago O’Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,746,200
Chicago, Illinois Wastewater Transmission, Revenue Bonds
Series B, Insured: AGM, FGIC 5.00%, due 1/1/25	130,000	132,482
Series C 5.00%, due 1/1/32	7,120,000	7,905,834
Chicago, Illinois, Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	7,515,000	7,859,713
Chicago, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	15,000	15,074
Series D 5.00%, due 1/1/29	500,000	496,510
Series C 5.00%, due 1/1/40	10,000,000	9,581,800

	Principal Amount	Value
Illinois 21.8% (14.0% of Managed Assets) (continued)
Chicago, Unlimited General Obligation (continued)
Series A 5.25%, due 1/1/27	$3,000,000	$3,065,700
Series A 6.00%, due 1/1/38	2,000,000	2,090,280
♦Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Insured:NATL-RE (zero coupon), due 6/15/29	27,450,000	17,127,153
Series B 5.00%, due 12/15/28	5,000,000	5,268,450
Series A 5.50%, due 6/15/50	5,000,000	5,100,600
Rock Island County IL, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/27	2,230,000	2,431,748
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 4.00%, due 3/1/33	1,500,000	1,540,200
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (a)	20,000,000	20,649,991

		121,111,527

Indiana 0.2% (0.1% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	1,051,474

Iowa 0.8% (0.5% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	4,220,084

Kansas 3.9% (2.5% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (a)	19,290,000	21,880,424

Maryland 4.8% (3.1% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Adventist Health System, Revenue Bonds Series A 5.50%, due 1/1/46	2,600,000	2,974,634

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Maryland 4.8% (3.1% of Managed Assets) (continued)
♦Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (a)	$20,870,000	$23,951,621

		26,926,255

Michigan 17.4% (11.2% of Managed Assets)
♦Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Series C, Insured: AGM 4.00%, due 7/1/34	2,650,000	2,771,184
Senior Lien-Series C, Insured: AGM 5.00%, due 7/1/31	7,500,000	8,626,050
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,663,560
Series B, Insured: AGM 5.00%, due 7/1/34 (a)	24,940,000	28,858,074
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,576,550
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,076,094
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,605,064
Senior Lien-Series A 5.75%, due 7/1/37	5,000,000	5,616,600
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds
7.375%, due 11/1/30	2,920,000	3,077,067
7.50%, due 11/1/40	2,745,000	2,894,191
♦Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (a)	21,630,000	25,184,025
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,283,311
8.00%, due 4/1/40	500,000	535,455
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	5,000,000	4,912,300

	Principal Amount	Value
Michigan 17.4% (11.2% of Managed Assets) (continued)
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	$2,135,000	$2,174,604

		96,854,129

Minnesota 0.4% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	2,048,280

Missouri 0.4% (0.3% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,241,349

Nebraska 4.0% (2.6% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (a)	20,000,000	22,077,800

Nevada 2.3% (1.5% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (c)	12,500,000	12,829,500

New Hampshire 0.6% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,524,948

New Jersey 4.5% (2.9% of Managed Assets)
New Jersey Building Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/26	1,595,000	1,878,192
Series A, Insured: BAM 5.00%, due 6/15/26 (Pre-refunded/ETM)	1,055,000	1,323,825
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (d)	6,120,000	6,681,571
Series B 5.625%, due 11/15/30 (d)	2,500,000	2,819,300
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	7,500,000	7,496,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 4.5% (2.9% of Managed Assets) (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	$10,000,000	$4,721,400

		24,921,138

New York 5.5% (3.5% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (c)	5,500,000	6,585,535
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (a)	20,000,000	20,672,800
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,135,011

		30,393,346

Ohio 2.7% (1.7% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,550,000	2,461,336
Series A-2 5.75%, due 6/1/34	2,425,000	2,388,334
Series A-2 5.875%, due 6/1/30	10,000,000	9,910,500

		14,760,170

Oklahoma 1.0% (0.6% of Managed Assets)
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds Series A 5.00%, due 8/1/47	5,000,000	5,470,900

Pennsylvania 3.8% (2.5% of Managed Assets)
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	76,376
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (a)	14,260,000	17,003,588

	Principal Amount	Value
Pennsylvania 3.8% (2.5% of Managed Assets) (continued)
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	$2,000,000	$2,298,160
Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	1,625,000	1,847,040

		21,225,164

Puerto Rico 22.4% (14.4% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	5,000,000	5,024,500
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	317,924
Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	3,340,000	3,414,649
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e)
Insured: AGM 4.50%, due 7/1/23	280,000	280,437
Series A, Insured: AGM 5.00%, due 7/1/35	19,665,000	20,533,210
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,367,662
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	145,323
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,676,384
Series A, Insured: AGM 5.375%, due 7/1/25	840,000	892,189
Series A, Insured: AMBAC 5.50%, due 7/1/19	55,000	56,521
Series A, Insured: AGM 5.50%, due 7/1/27	2,230,000	2,370,334
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	262,344
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,523,390
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,452,730
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,870,000	2,955,411
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	877,292
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	812,516
Puerto Rico Convention Center District Authority, Revenue Bonds (e)
Series A, Insured: AGC 4.50%, due 7/1/36	8,210,000	8,213,120

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico 22.4% (14.4% of Managed Assets) (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds (e) (continued)
Series A, Insured: AGC 5.00%, due 7/1/27	$635,000	$636,226
Puerto Rico Electric Power Authority, Revenue Bonds (e)
Series DDD, Insured: AGM 3.625%, due 7/1/23	670,000	670,556
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,055,000	2,056,685
Series SS, Insured: NATL-RE 5.00%, due 7/1/19	5,200,000	5,261,204
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,035,000	1,036,480
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	165,219
Series TT, Insured: AGM 5.00%, due 7/1/27	210,000	210,403
Series VV, Insured: AGM 5.25%, due 7/1/27	835,000	930,424
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds (e)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,499,608
Series K, Insured: AGC, AGM 5.00%, due 7/1/18	560,000	565,410
Series N, Insured: AMBAC 5.25%, due 7/1/30	1,870,000	2,015,168
Series N, Insured: AMBAC 5.25%, due 7/1/31	1,560,000	1,677,624
Series CC, Insured: AGM 5.25%, due 7/1/32	1,145,000	1,275,564
Series N, Insured: NATL-RE 5.25%, due 7/1/32	4,050,000	4,418,469
Series CC, Insured: AGM 5.25%, due 7/1/34	1,750,000	1,938,405
Series N, Insured: AGC 5.25%, due 7/1/34	1,625,000	1,799,947
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	360,000	405,709
Series CC, Insured: AGM 5.50%, due 7/1/29	115,000	130,570
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	5,000,000	5,676,950
Series N, Insured: AMBAC 5.50%, due 7/1/29	510,000	561,117
Series CC, Insured: AGM 5.50%, due 7/1/30	3,150,000	3,586,149

	Principal Amount	Value
Puerto Rico 22.4% (14.4% of Managed Assets) (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (e) Series C, Insured: AMBAC 5.50%, due 7/1/26	$115,000	$124,473
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	580,000	588,329
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	821,632
Series A, Insured: AGM 5.00%, due 8/1/22	810,000	821,632
Series A, Insured: AGM 5.00%, due 8/1/27	2,720,000	2,768,634
Series A, Insured: AGM 5.00%, due 8/1/30	1,105,000	1,120,868
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	233,089
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	4,109,842
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e)
Series F, Insured: AGC 5.25%, due 7/1/21	2,000,000	2,174,080
Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	250,000	282,942
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,297,600
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (e) Series A, Insured: NATL-RE (zero coupon), due 8/1/42	870,000	208,843

		124,245,787

Rhode Island 3.1% (2.0% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (a)	15,000,000	17,095,200

South Carolina 0.2% (0.1% of Managed Assets)
South Carolina Public Service Authority, Revenue Bonds Series A 5.00%, due 12/1/31	825,000	927,845

Texas 4.0% (2.6% of Managed Assets)
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	32,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments May 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas 4.0% (2.6% of Managed Assets) (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	$175,000	$65,229
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	94,596
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (a)	20,000,000	22,091,579

		22,284,082

U.S. Virgin Islands 3.8% (2.4% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32 (c)	2,475,000	2,623,178
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A-1 5.00%, due 10/1/24	1,010,000	887,578
Series B 5.00%, due 10/1/24	700,000	616,469
Series A 5.00%, due 10/1/25	4,660,000	4,072,141
Series B 5.25%, due 10/1/29	1,525,000	1,197,720
Series A 6.625%, due 10/1/29	2,000,000	1,662,060
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,321,897
Series C 5.00%, due 10/1/30	3,020,000	2,353,788
Series A, Insured: AGM 5.00%, due 10/1/32	5,055,000	5,357,643

		21,092,474

Utah 3.7% (2.4% of Managed Assets)
County of Utah UT, IHC Health Services, Inc., Revenue Bonds Series B 4.00%, due 5/15/47 (a)	20,000,000	20,637,385

Virginia 5.1% (3.3% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	4,925,100

	Principal Amount	Value
Virginia 5.1% (3.3% of Managed Assets) (continued)
♦Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (a)	$20,315,000	$23,498,525

		28,423,625

Washington 3.9% (2.5% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (a)	19,665,000	21,836,803

Wisconsin 0.1% (0.1% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (c)	500,000	504,690

Total Investments (Cost $779,668,473) (g)	150.0%	832,667,559
Floating Rate Note Obligations (f)	(42.6)	(236,340,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.6)	(70,000,000)
Other Assets, Less Liabilities	5.2	28,743,358
Net Assets Applicable to Common Shares	100.0%	$555,070,917

(a)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(b)	Step coupon—Rate shown was the rate in effect as of May 31, 2017.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Interest on these securities was subject to alternative minimum tax.

(e)	Bond insurance is paying principal and interest, since the issuer is in default.

(f)	Face value of Floating Rate Notes issued in TOB transactions.

(g)	As of May 31, 2017, cost was $781,595,613 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$56,214,278
Gross unrealized depreciation	(5,142,332)

Net unrealized appreciation	$51,071,946

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $863,079,099 as of May 31, 2017.

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Co.

NATL-RE—National Public Finance Guarantee Corp.

As of May 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,002)	September 2017	$(126,549,469)	$(722,793)

1.	As of May 31, 2017, cash in the amount of $1,302,600 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of May 31, 2017.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$832,667,559	$—	$832,667,559

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(722,793)	$—	$—	$(722,793)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended May 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of May 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of May 31, 2017

Assets
Investment in securities, at value (identified cost $779,668,473)	$832,667,559
Cash	23,370,261
Cash collateral on deposit at broker	1,302,600
Receivables:
Interest	12,322,369
Other assets	31,747

Total assets	869,694,536

Liabilities
Payable for Floating Rate Note Obligations	236,340,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Investment securities purchased	5,747,276
Manager (See Note 3)	435,536
Variation margin on futures contracts	140,906
Professional fees	93,162
Shareholder communication	25,563
Transfer agent	6,196
Custodian	706
Accrued expenses	6,517
Interest expense and fees payable	1,668,182
Common shares dividend payable	159,575

Total liabilities	314,623,619

Net assets applicable to Common shares	$555,070,917

Common shares outstanding	27,554,564

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$20.14

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,555
Additional paid-in capital	524,569,245

524,596,800
Undistributed net investment income	2,057,988
Accumulated net realized gain (loss) on investments and futures transactions	(23,860,164)
Net unrealized appreciation (depreciation) on investments and futures contracts	52,276,293

Net assets applicable to Common shares	$555,070,917

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2017

Investment Income (Loss)
Income
Interest	$39,732,225
Other income	352

Total income	39,732,577

Expenses
Manager (See Note 3)	5,073,890
Interest expense and fees	4,676,429
Professional fees	119,562
Shareholder communication	45,983
Transfer agent	38,914
Trustees	16,453
Custodian	2,731
Miscellaneous	144,308

Total expenses	10,118,270
Reimbursement from custodian (a)	(1,677)

Net expenses	10,116,593

Net investment income (loss)	29,615,984

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	10,755,419
Futures transactions	1,027,191

Net realized gain (loss) on investments and futures transactions	11,782,610

Net change in unrealized appreciation (depreciation) on:
Investments	(23,824,081)
Futures contracts	(496,965)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(24,321,046)

Net realized and unrealized gain (loss) on investments and futures transactions	(12,538,436)

Net increase (decrease) in net assets to Common shares resulting from operations	$17,077,548

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Changes in Net Assets

for the years ended May 31, 2017 and May 31, 2016

	2017	2016
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$29,615,984	$30,651,313
Net realized gain (loss) on investments and futures transactions	11,782,610	7,122,514
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(24,321,046)	38,207,848

Net increase (decrease) in net assets applicable to Common shares resulting from operations	17,077,548	75,981,675

Dividends to Common shareholders:
From net investment income	(29,979,365)	(32,404,167)

Net increase (decrease) in net assets applicable to Common shares	(12,901,817)	43,577,508

Net Assets Applicable to Common Shares
Beginning of year	567,972,734	524,395,226

End of year	$555,070,917	$567,972,734

Undistributed net investment income at end of year	$2,057,988	$2,220,662

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended May 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$17,077,548
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(251,307,174)
Investments sold	217,380,517
Amortization (accretion) of discount and premium, net	(728,090)
Decrease in interest receivable	443,661
Increase in cash collateral on deposit at brokers	(427,600)
Decrease in other assets	13,439
Decrease in professional fees payable	(11,316)
Decrease in custodian payable	(4,225)
Increase in shareholder communication payable	1,798
Increase in due to manager	15,595
Increase in due to transfer agent	3,108
Increase in variation margin on futures contracts	151,844
Decrease in accrued expenses	(52,612)
Increase in interest expense and fees payable	486,252
Net change in unrealized (appreciation) depreciation on investments	23,824,081
Net realized (gain) loss from investments	(10,755,419)

Net cash used in operating activities	(3,888,593)

Cash flows from financing activities:
Proceeds from floating rate note obligations	42,465,000
Cash distributions paid, net of change in Common share dividend payable	(30,011,717)

Net cash from financing activities	12,453,283

Net increase in cash:	8,564,690
Cash at beginning of year	14,805,571

Cash at end of year	$23,370,261

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the year ended May 31, 2017, were $1,393,396. Net increase in net assets result from operations for the year ended May 31, 2017, includes $3,283,033 of non-cash interest income and non-cash interest expense on floating rate note obligations related to the Fund’s tender option bonds.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended May 31,				June 26, 2012* through May 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period applicable to Common shares	$20.61	$19.03	$18.76	$19.99	$19.06	(a)

Net investment income (loss)	1.08	1.11	1.19	1.16	0.92
Net realized and unrealized gain (loss) on investments	(0.46)	1.65	0.25	(0.89)	1.11

Total from investment operations	0.62	2.76	1.44	0.27	2.03

Less dividends and distributions to Common shareholders:
From net investment income	(1.09)	(1.18)	(1.17)	(1.15)	(0.86)
From net realized gain on investments	—	—	—	(0.35)	(0.20)

	(1.09)	(1.18)	(1.17)	(1.50)	(1.06)

Dilution effect on net asset value from overallotment issuance	—	—	—	—	(0.04)

Net asset value at end of period applicable to Common shares	$20.14	$20.61	$19.03	$18.76	$19.99

Market price at end of period applicable to Common shares	$19.94	$19.66	$18.43	$17.93	$18.91

Total investment return (b)	3.21%	15.02%	7.78%	2.36%	10.52%
Total investment return on market price (b)	7.22%	13.66%	9.60%	3.81%	(0.36%)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	5.35%	5.73%	6.17%	6.67%	5.01	% ††
Net expenses (excluding interest expense and fees)	0.98%	0.99%	0.99%	1.02%	0.89	% ††(c)
Expenses (including interest expense and fees)	1.83%	1.58%	1.56%	1.67%	1.32	% ††(c)
Interest expense and fees (d)	0.85%	0.59%	0.57%	0.65%	0.43	% ††
Portfolio turnover rate	26%	30%	27%	83%	64%
Net assets applicable to Common shareholders end of period (in 000’s)	$555,071	$567,973	$524,395	$516,960	$550,767
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000	$70,000	$70,000	$70,000	$70,000
Assets coverage per Preferred share, end of period (e)	$892,958	$911,390	$849,136	$838,514	$886,811
Average market value per Preferred share:
Series A	$100,012	$100,015	$100,010	$100,006	$100,008
Series B	$100,000	$100,087	$100,012	$100,006	$100,007

*	Inception date.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share from the $20.00 offering price.
(b)	Total investment return assumes the reinvestment of dividends and distributions. For periods less than one year, total return is not annualized.
(c)	The Manager has agreed to reimburse all organizational expenses.
(d)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

21

Notes to Financial Statements (continued)

Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of May 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended May 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay DefinedTerm Municipal Opportunities Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of May 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury

23

Notes to Financial Statements (continued)

securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended May 31, 2017, the Fund did not have any portfolio securities on loan.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to TOB Issuer for repurchase at their principal amount, plus accrued interest thereon periodically, usually daily or weekly. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Historically, the TOB Issuers in which the Fund has invested have been sponsored by banking entities. However, banking entities are no longer able to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity. Established TOB trusts that were created after December 31, 2013 were required to comply with the Volcker Rule on or before July 21, 2015, and for TOBs entered into prior to December 31, 2013 (“Legacy TOBs”), Federal regulators have extended the initial Volcker Rule conformance date through July 21, 2017. All new TOB trusts must now comply with the Volcker Rule.

As a result of the Volcker Rule, a new structure for TOBs has been designed wherein a banking entity does not serve as the sponsor of the TOB Issuer, but rather a fund serves as the sponsor (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. Certain responsibilities that previously belonged to a third-party banking entity are performed by, or on behalf of, the fund. The Fund’s investments in TOBs that were required to be unwound or restructured on or before

July 21, 2015, as well as the Fund’s investments in the Legacy TOBs, have been restructured using this Fund-sponsored structure. The Fund will use this or a similar structure for any new TOBs in which it invests. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. Regardless of whether the Fund delegates any of its sponsorship duties to a third party, the Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The effectiveness of the new Fund-sponsored TOB structure is uncertain. There is a risk that the new structure will not prove as effective a source of leverage for the Fund as the traditional structure, which could adversely affect Fund performance.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals present substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

24	MainStay DefinedTerm Municipal Opportunities Fund

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

The Fund-sponsored structure is substantially similar to the traditional structure. However, pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At May 31, 2017, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$420,178,937	$236,340,000

During the year ended May 31, 2017, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$219,862,712	1.48%

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of May 31, 2017, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate
A	October 4, 2012	350	2.07%
B	October 4, 2012	350	1.89%

As of May 31, 2017, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	May 31, 2018	$35,332,063
B	November 30, 2018	$35,303,187

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and

25

Notes to Financial Statements (continued)

Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash.

(L)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories, or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. In May, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of May 31, 2017, 96.0% of the Puerto Rican municipal securities held by the Fund was insured.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into United States Treasury Bond futures to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of May 31, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized depreciation on investments and futures contracts (a)	$(722,793)	$(722,793)

Total Fair Value		$(722,793)	$(722,793)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,027,191	$1,027,191

Total Realized Gain (Loss)		$1,027,191	$1,027,191

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(496,965)	$(496,965)

Total Change in Unrealized Appreciation (Depreciation)		$(496,965)	$(496,965)

26	MainStay DefinedTerm Municipal Opportunities Fund

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(95,695,398)	$(95,695,398)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

During the year ended May 31, 2017, New York Life Investments earned fees from the Fund in the amount of $5,073,890.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of May 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,496,355	$(22,668,455)	$(794,825)	$51,441,042	$30,474,117

The difference between book-basis and tax basis unrealized depreciation is due to TOB transactions and mark to market of futures contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of May 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$200,707	$(65,510)	$(135,197)

The reclassifications for the Fund are primarily due to TOB transactions.

As of May 31, 2017, for federal income tax purposes, capital loss carryforwards of $22,668,455 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until such capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$17,507	$5,162

The Fund utilized $11,211,258 of capital loss carryforwards during the year ended May 31, 2017.

27

Notes to Financial Statements (continued)

During the years ended May 31, 2017 and May 31, 2016, the tax character of distributions paid to Common shareholders (as reflected in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

	2017			2016
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain
Common shares	$526,625	$29,452,740	$—	$562,510	$31,841,657	$—
Preferred shares	21,131	1,372,265	—	26,409	1,197,470	—
Total	$547,756	$30,825,005	$—	$588,919	$33,039,127	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the year ended May 31, 2017, purchases and sales of securities, other than short-term securities, were $244,993 and $217,196, respectively.

Note 7–Capital Share Transactions

Common Shares (a):	Shares
For the period June 26, 2012 through May 31, 2013:
Common shares issued resulting from initial public offering on June 26, 2012 (b)	27,524,029
Common shares issued in reinvestment of dividends	30,535

Common shares outstanding at the end of the period	27,554,564

Preferred Shares (a):	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	For the period June 1, 2013 through May 31, 2017, there were no new shares issued.

(b)	Includes 5,236 shares held by New York Life at inception date and 2,768,793 shares resulting from overallotment issuance on August 15, 2012.

Note 8–Recent Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended May 31, 2017, events and transactions subsequent to May 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On April 3, 2017, the Fund declared a dividend in the amount of $0.090 per Common share, payable on June 30, 2017, to shareholders of record on June 15, 2017.

On June 15, 2017, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $1,035.00 and $945.00, per Preferred share, respectively.

On July 3, 2017, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
July	7/12/2017	7/14/2017	7/31/2017	$0.090
August	8/11/2017	8/15/2017	8/31/2017	$0.090
September	9/13/2017	9/15/2017	9/29/2017	$0.090

28	MainStay DefinedTerm Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay DefinedTerm Municipal Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) as of May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 26, 2012 (inception date) through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and trust administrator provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 20, 2017

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay DefinedTerm Municipal Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items:

(i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar investment companies and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other investment companies, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing investment company service providers, including subadvisors. The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to mutual funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s use of leverage and trading of Fund shares of the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition.

30	MainStay DefinedTerm Municipal Opportunities Fund

The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s use of leverage, the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer investment companies, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer investment companies.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about investment company managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of an investment company’s manager’s organization, the types of investment companies it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer investment companies at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. The Board also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through investment performance of the Fund or through the greater use of leverage.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other investment companies that follow similar investment strategies as the Fund. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which includes assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and MacKay Shields have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest. In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay Shields and New York Life Investments that they provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.

32	MainStay DefinedTerm Municipal Opportunities Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

33

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Com-putershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan Admin-

istrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.

34	MainStay DefinedTerm Municipal Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

Accordingly, for Federal individual income tax purposes, the Fund designates 98.3% of the ordinary income dividends paid during its fiscal year ended May 31, 2017, as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under section 103(a) of the Internal Revenue Code.

In February 2018, Common shareholders will receive an IRS Form 1090-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by Common shareholders in calendar year 2017. The amounts that will be reported on such Form 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which have been reported for the Funds’ fiscal year ended May 31, 2017.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Funds Trust, the MainStay Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	Trustee since January 2017	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 1, 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	The MainStay Funds: Trustee since January 2017 (12 funds); MainStay VP Funds Trust: Trustee since January 2017 (32 portfolios); and MainStay Funds Trust: Trustee since January 2017 (36 funds).

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, which consists of the Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay DefinedTerm Municipal Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	The MainStay Funds:
Trustee since January 2016,
Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay Funds Trust:
Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky:
				Trustee since 2009.
Susan B. Kerley 8/12/51	Chairman since January 2017 and Trustee since 2011	President, Strategic Management Advisors LLC (since 1990)	81

The MainStay Funds:
Chairman since January 2017 and Trustee since 2007 (12 funds);

MainStay VP Funds Trust:
Chairman since January 2017 and Trustee since 2007 (32 portfolios)**; MainStay Funds Trust:
Chairman since January 2017 and Trustee since 1990 (36 funds)***; and Legg Mason Partners Funds:
Trustee since 1991 (54 portfolios).

Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (36 funds)***; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	Trustee since 2011	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson–United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay Funds Trust: Trustee since 2002 (36 funds)***.
Richard H. Nolan, Jr. 11/16/46	Trustee since 2011	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay Funds Trust: Trustee since 2007 (36 funds)***.

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81	The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds); Allstate Corporation: Director since 2015; MSCI, Inc. Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	Trustee since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	The MainStay Funds: since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay Funds Trust: Trustee since 2007 (36 funds)***.

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay DefinedTerm Municipal Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay Funds Trust (since 2009), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009), The MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, The MainStay Funds, MainStay VP Funds Trust and MainStay Funds Trust (since 2014); Assistant Secretary, MainStay Funds Trust, MainStay Funds and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President — Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay Funds Trust (since 2009), The MainStay Funds (since 2005) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

mainstayinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1741808 MS193-17	MSMHI11-07/17 (NYLIM) NL265

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees (“Board”) has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2017 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $71,600.

The aggregate fees billed for the fiscal year ended May 31, 2016 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $74,500.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2017, and (ii) $0 for the fiscal year ended May 31, 2016.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2017, and (ii) $0 during the fiscal year ended May 31, 2016. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2017, and (ii) $0 during the fiscal year ended May 31, 2016.

(e)  Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $5.6 million for the fiscal year ended May 31, 2017, and (ii) $5.3 million for the fiscal year ended May 31, 2016.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2017 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

(a)  The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, David H. Chow and Susan B. Kerley.

(b)  Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The Registrant’s portfolio is managed on a team basis. As of July 31, 2017, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Robert DiMella, CFA. Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a Chartered Financial Analyst® (“CFA®”) charterholder.

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Loffredo has also managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Mr. Petty joined MacKay Shields in July 2009. Before joining the Firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has also managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2017.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robert DiMella	7 RICs $7,652,355,809	7 Accounts $4,061,090,792	53 Accounts $9,657,544,397	0	2 Accounts $216,276,840	0
David Dowden	7 RICs $7,652,355,809	7 Accounts $4,061,090,792	53 Accounts $9,657,544,397	0	2 Accounts $216,276,840	0
John Loffredo	7 RICs $7,652,355,809	7 Accounts $4,061,090,792	53 Accounts $9,657,544,397	0	2 Accounts $216,276,840	0
Michael Petty	7 RICs $7,652,355,809	7 Accounts $4,061,090,792	53 Accounts $9,657,544,397	0	2 Accounts $216,276,840	0
Scott Sprauer	7 RICs $7,652,355,809	7 Accounts $4,061,090,792	53 Accounts $9,657,544,397	0	2 Accounts $216,276,840	0

Potential Conflicts of Interest

Certain portfolio managers of MacKay Shields who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

•	A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, the Manager and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Registrant, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401k defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

(a)(4) Disclosure of Securities Ownership

The following table states, as of May 31, 2017, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Robert DiMella	$100,001 - $500,000
David Dowden	None
John Loffredo	None
Michael Petty	$10,001 - $50,000
Scott Sprauer	None

(b) Changes in Portfolio Management

There have been no changes to the portfolio management team since inception on June 26, 2012.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(a)(3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 4, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 4, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.